Investor Presentation Lynn B. Fuller Chairman and CEO Bryan R. McKeag Chief Financial Officer 2016 Investor Presentation Trading Symbol: HTLF www.htlf.com

2 Safe Harbor This presentation may contain, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as believe, expect, anticipate, plan, intend, estimate, may, will, would, could, should or similar expressions. Additionally, all statements in this release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war or threats thereof, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including other factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

3 Agenda  Heartland’s growth story  Key tenets of Heartland’s business model  Financial Highlights

4 Heartland: Tremendous Growth in Assets and Shareholder Return As of December 31, 2015 Source: SNL Financial Cumulative 5-Year Growth Rate Heartland 92% HP Peer 65% 97.45 123.03 (40.00) (20.00) 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 T otal Return ( % ) 5 Year Total Shareholder Return HTLF HTLF High Performance Peer 27.15% 11.19% 0% 5% 10% 15% 20% 25% 30% 2011 2012 2013 2014 2015 Heartland Financial USA, Inc. High Performance Peer Group

5 Heartland’s Exceptional Performance is Reflected in its Stock Performance As of January 1, 2016 Source: SNL Financial (100.00) (50.00) 0.00 50.00 100.00 150.00 To ta l R et u rn (% ) Index Total Return (%) Since Q4 '07 HTLF S&P 500 SNL Small Cap U.S. Bank SNL Mid Cap U.S. Bank SNL Large Cap U.S. Bank 68.61 55.70 6.6 -30.92 -15.57

6 $7.7 $7.7 Billion in Assets 35 35 Year Old Company 10/1 10 Independent Bank Charters 1 Consumer Finance Company 12/108/14/16 12 States 108 Banking Offices 14 Consumer Finance Offices 16 Mortgage Loan Production Offices Heartland has a long history of growth, stability and diversity… As of February 22, 2016

7 0 Never an annual loss 2x History of Doubling Earnings and Assets Every 5 to 7 Years 35 35 Consecutive Years of Level or Increased Dividends $715MM Market Cap …but Heartland also has a tremendous history of earnings As of February 22, 2016

8 An Expanding Franchise Heartland Financial USA, Inc. As of February 22, 2016 10 INDEPENDENT BANK CHARTERS 108 OFFICES 85 COMMUNITIES

9 Expansion Timeline As of February 22, 2016

10  10 bank acquisitions announced and closed since 2012  1 acquisition closed in 2016  4 acquisitions announced and 3 closed in 2015  1 acquisition announced in 2014 and closed in 2015  2 acquisitions announced and closed in 2013  3 acquisitions announced and closed in 2012  Opportunities abound across entire footprint  Heartland’s community bank model is attractive to sellers  Focus on expanding existing markets >= $1 Billion in assets  Transactions that demonstrate an IRR > 15%  Commitment to shareholders for accretive EPS Heartland has established core competencies in the M & A space

11 Community Bank of Santa Fe  Announced April 2015  Closed in August 2015 and systems integration in November 2015  Assets of approximately $175 million as of 6/30/15  Five branches: Santa Fe, Albuquerque, Los Alamos, Espanola  Approximately $11.1 million all cash transaction  Merged into New Mexico Bank & Trust  Accretive this year/early next year

12 First Scottsdale Bank  Announced May 2015  Closed and integrated in September 2015  Assets of approximately $96 million as of 6/30/15  Three branches: Scottsdale, Phoenix, Gold Canyon  Approximately $17.7 million all cash transaction  Merge into Arizona Bank & Trust  Accretive this year/early next year

13 Premier Valley Bank  Announced May 2015  Closed in fourth quarter 2015 and systems integration planned for 1Q16  Assets of approximately $765 million as of 12/31/15  Five branches: Serving Central Valley and Central Coast area of CA  Approximately $95.5 million stock and cash transaction  Becomes Heartland 10th state bank charter  Accretive this year/early next year

14 Centennial Bank (CIC Bancshares)  Announced October 2015  Closed in February 2016 – systems integration planned for Second Quarter of 2016  Assets of approximately $749 million as of 12/31/15  14 branches  Approximately $84 million stock and cash transaction  Acquisition expands Heartland’s footprint in Colorado from 3 to 17 banking centers  Accretive in 2016

15 Market Overview: Expanding in High Growth Markets State 12/31/2015 Assets % of Franchise Number of Branches Projected Population Change '16-‘21 (%) Med HH Income Projected HH Income Change '15-‘20 (%) Iowa $1,617,322 20% 12 2.46 55,491 8.93 Illinois $757,478 9% 11 .43 59,608 8.03 Wisconsin $1,139,337 14% 18 1.55 54,626 7.61 Minnesota $214,303 3% 1 3.44 63,703 7.68 Kansas $902,918 11% 8 2.04 54,275 8.75 HTLF Midwest $4,631,358 58% 50 New Mexico $1,336,004 17% 17 1.12 45,445 4.17 Montana $491,522 6% 10 4.18 49,208 9.46 Arizona $591,066 7% 7 6.26 50,230 7.10 Colorado $161,806 2% 3 6.62 62,526 8.24 California $765,451 10% 5 4.81 63,566 7.98 HTLF West $2,313,347 42% 42 Source: SNL Financial

16 $60.0 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 1994 1995 1996 1997 1998 1999 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 A s s et s -Billio n s E a rn in g s -M ill io n s Net Income in Millions Exclusive of Goodwill Impairment Charge Assets in Billions Asset and Earnings Growth As of December 31, 2015

17 Heartland EPS As of December 31, 2016 $2.04 $2.19 $2.83 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 EPS Exclusive of Goodwill Impairment Charge

18 Price to TBV and Price to Earnings As of December 31, 2015 T B V a n d St o ck P ri ce Pe r S h a re P/E Ratio 11.20x (Trailing 12 months) 11.70x (Current Qtr. Annualized) P/TCBV 1.48x P /E R at io $20.60 $31.36 11.2 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 HTLF TBV per Share Stock Price HTLF P/E (trailing 12 mos.)

19 History of Continuous Dividends As of December 31, 2015 $0.10 $0.05 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Dividend Special Dividend

20 Agenda  Heartland’s growth story  Key tenets of Heartland’s business model  Financial Highlights

21 Highly Empowered, High-Touch Local Bank Delivery • Deeply rooted local leadership and boards • Local decision-making • Invested in local expertise • Local brands and independent charters • Commitment to exceptional experience, relationship building and value added delivery at competitive prices Extensive Resources for Revenue Enhancement • Expanded commercial and retail products with focus on government guaranteed lending and treasury management • Extensive menu of wealth management, investment, insurance, leasing, mortgage and consumer financing • Unique approach to consultative relationship building • Highly trained and experienced staff Customer--Transparent Backroom Cost Savings • Leading edge technology • Efficient back-office support • Leverage expertise across all banks gaining economies of scale • Utilize best practices • Big bank punch with the community bank touch Three Core Pillars of Success

22 Primary Target Markets Commercial & Small Business Residential Mortgage Retail Accounts from Immediate Area Personal Accounts of Owners and Employees

23 Heartland Financial USA, Inc. Commercial Banking Retail Banking Private Client Services Consumer Finance Residential Mortgage 5 Primary Business Lines

24 Solid Capital Ratios 12/31/15 Well Capitalized Regulatory/Internal Guidelines Risk Based Capital/ Risk Weighted Avg. Assets 13.74% 10.0% Tier 1 Capital/ Risk Weighted Avg. Assets 11.56% 8.0% Tier 1 Common/Risk Weighted Avg. Assets 8.24% 6.5% Leverage Ratio 9.58% 5.0% Tangible Common Equity/ Tangible Assets 6.10% 6.0%-7.0% Guideline As of December 31, 2015

25  $81.7MM Small Business Lending Fund - currently at 1% dividend rate (Scheduled to be redeemed March 2016)  (TRUPS, SBLF and other debt) currently fixed at 3.0% after tax. Other debt maturities laddered over 3-6 years Low Cost Non-Common Funding

26  Strong Return on Tangible Common Equity 2015 13.90% 2014 12.04% 2013 12.16% 2012 17.41%  Strong Stable Net Interest Margin 2015 3.97% 2014 3.96% 2013 3.78% 2012 3.98%  Non-Interest Income is approximately 30% of Total Revenue and Expanding (Mortgage, Private Client Services, Treasury Management, Loan Servicing Income, Excludes Securities Gains/Losses) HTLF core facts summary

27  Low and improving level of nonperforming assets to total assets 12/31/15 0.67% 12/31/14 0.74% 12/31/13 1.23% 12/31/12 1.59%  Diverse geographic footprint reduces risk  Master strategy of balanced growth and profit  Solid Midwest franchise balanced with a Western franchise, which will ultimately be the driver for growth  Never experienced a loss year  During the recession, unlike many of our peers, Heartland Financial did not do dilutive common stock issuance HTLF core facts summary (cont.)

28 Agenda  Heartland’s growth story  Key tenets of Heartland’s business model  Financial Highlights

29 Financial Performance As of December 31, 2015 AT YEAR END 2015 2014 2013 2012 2011 2010 Total Assets (billions) $7.69 $6.05 $5.92 $4.99 $4.31 $4.00 Total Loans, net $4.95 $3.84 $3.46 $2.79 $2.46 $2.32 Total Deposits $6.41 $4.77 $4.67 $3.85 $3.21 $3.03

30 Loans By Category As of December 31, 2015 Yield on Loans – 6.45% C.A.G.R – 16% C&I, 23% Commercial RE Owner Occupied, 17% Other Commercial RE, 17% Residential Mortgages, 17% Agricultural Loans, 9% Consumer Loans, 8% Construction, 9% 12/31/2015 Yield on Loans – 5.12% Total Loans - $5.0 Billion C&I 22% Commercial RE Owner Occupied 20% Other Commercial RE 16% Residential Mortgages 15% Agricultural Loans 12% Consumer Loans 5% Construction 10% 12/31/2010 Total Loans - $2.4 Billion

31 Reducing Risk As of December 31, 2015 291% 171% 66% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 2007 2008 2009 2010 2011 2012 2013 2014 2015 Total CRE/Total Risk-Based Capital (Investor CRE + Const & Land)/Total Risk-Based Capital (Const & Land)/Total Risk-Based Capital

32 Non-Performing Assets/Total Assets As of December 31, 2015 Source: SNL Financial 0.67% 1.05% 0.75% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 10 State Footprint High Performance Peer Group

33 As of December 31, 2015 Source: SNL Financial Improving Deposit Mix Total Deposits $3.0 Billion Total Deposits $6.41 Billion C.A.G.R. 16% Cost of Deposits – 1.53% 12/31/2015 Cost of Deposits - .28% IBCA Savings 51% Demand 19% CD 30% 12/31/2010 IBCA Savings 53% Demand 30% CD 17%

34 5.46% 5.78% 5.19% 5.14% 5.60% 5.69% 5.78% 5.29% 6.16% 6.10% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 TCE Ratio Tangible Common Equity As of December 31, 2015

Income Recap

	2015	2014	2013	2012	2011
Net Interest Margin (Thousands)	$ 233,998	$ 203,073	$ 163,828	$ 150,156	$ 145,394
Provision for Loan & Lease Loss	$ 12,697	$ 14,501	$ 9,697	$ 8,202	$ 29,365
Noninterest Income	$ 110,685	$ 82,224	$ 89,618	$ 108,662	$ 59,577
Noninterest Expense	$ 251,046	$ 215,800	$ 196,561	$ 183,381	$ 137,296
Net Income	$ 60,042	$ 41,900	$ 36,853	$ 49,851	$ 28,008
Earnings Per Share (diluted)	$ 2.83	$ 2.19	$ 2.04	$ 2.77	$ 1.23

As of December 31, 2015

Heartland FINANCIAL USA, INC.

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36 Provision For Loan & Lease Losses As of December 31, 2015 $9.7 $14.5 $12.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 M ill io n s

37 Net Interest Margin As of December 31, 2015 Source: SNL Financial 3.97% 3.59% 3.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Heartland Financial USA, Inc BHC $1 to $10 Billion Peers in 10 State Footprint High Performance Peer Group

38 Credit Trends As of December 31, 2015 – Excludes loans under loss share agreements $51.7 $5.5 $48.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 M ill io n s Non-Performing Assets Net Charge-Offs Allowance for Loan & Lease Losses

39 Diversified Revenue Streams As of December 31, 2015 Noninterest income exclusive of security gains YTD Net Interest Income 70% Non- Interest Income 30% BOLI 2% Brokerage & Insurance 4% Mortgage related gains on sales and servicing 46% Trust Fees 15% Service charges and fees 25% Loan Servicing Income 5% Other non- interest income 3%

40 Revenue Enhancement: Mortgage Lending As of December 31, 2015  Experienced, high-volume loan origination team of 87 producers servicing Bank footprint and Loan Production Offices  Based in Phoenix, AZ and Dubuque, IA  Target Net Income of 1% of Gross Revenue  $4.1 Billion Portfolio Loans Serviced for Others $60.3 $39.7 $30.6 $45.1 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $0.0 $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 $3,000.0 $3,500.0 $4,000.0 $4,500.0 2009 2010 2011 2012 2013 2014 2015 In M ill io n s Residential Mortgage Loan Activity Gain on Sales of Loans & Servicing Income (Right Axis) Mortgage Loans Originated (Left Axis) Mortgage Loan Servicing Portfolio (Left Axis)

41 • Assets under management as of 12/31/15 were over $1.92 Billion • Operating in eight of ten Heartland markets • Expansion organically and via acquisition • Sophisticated investment platform • Focus on sales and enhancing the client experience Private Client Services Revenue Enhancement: Private Client Services As of December 31, 2015 $18.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2009 2010 2011 2012 2013 2014 2015 In M ill io n s Private Client Services Fees Trust Fees Brokerage & Insurance Commision

42 Treasury Management • Extensive array of automated treasury management tools provide strong value proposition comparable to larger financial institutions • Introducing cash-based products for corporate customers • Significant opportunity to leverage across newly acquired customer base in recent M&A deals Revenue Enhancement: Treasury Management As of December 31, 2015 $24.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 2011 2012 2013 2014 2015 In M ill io n s Service Charges and Fees Service Charges and Fees

43 Net Income As of December 31, 2015 Source: SNL Financial $60.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 In M ill io n s Annual Net Income Goodwill Impairment Charge

44 69.16% 67.52% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 10 State Footprint Efficiency Ratio As of December 31, 2015 Source: SNL Financial for Peer / As reported for Heartland

45 Return on Average Common Equity As of December 31, 2015 Source: SNL Financial 11.92% 10.00% 9.51% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2010 2011 2012 2013 2014 2015 Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 10 State Footprint High Performance Peer Group

46 Return on Average Tangible Common Equity As of December 31, 2015 Source: SNL Financial 13.90% 11.26% 12.61% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2010 2011 2012 2013 2014 2015 Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 10 State Footprint High Performance Peer Group

47 Analyst and Media Comments – Q4 2015 Earnings Release Dan Cardenas of Raymond James “…Heartland has been a steady fundamental performer delivering good organic balance sheet growth while executing on shareholder-friendly acquisitions.” John Arfstrom of RBC Capital Markets “This was a solid quarter and year for Heartland with good loan growth, accretive acquisitions, growth in the mortgage line, and a focus on improving efficiency.” Jeff Rulis of D.A. Davidson “HTLF remains among the highest growth banks under coverage when considering both organic and acquired opportunities.”

48 Analyst Ratings (December 2015) Coverage Rating Price Target D.A. DAVIDSON Jeff Rulis Buy $38.00 KEEFE, BRUYETTE & WOODS, INC. Damon DelMonte Market Perform $33.00 RAYMOND JAMES Daniel Cardenas Strong Buy 1 $42.00 RBC CAPITAL MARKETS CORP. Jon Arfstrom Sector Perform $30.00 SANDLER O’NEILL & PARTNERS, LP Andrew Liesch Buy $32.00

49  Master strategy of balanced growth and profit  Solid Midwest franchise balanced with a Western franchise which enhances growth potential and provides diversification of risk  Sound balance sheet with strong capital and low non-performing asset levels  Strong, stable net interest margin  Diverse and growing sources of non-interest income  Never a loss year Investment Summary

50 Contact Information

Mission Statement: Through excellence In customer service and Respect for the individual, EVERYONE PROFITS Trading Symbol: HTLF www.htlf.com